UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)     August 11, 2006

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                   0-24393                  13-3945947
  (State or other jurisdiction      (Commission               (IRS Employer
        of incorporation)           File Number)            Identification No.)


30 Ledgar Road, Balcatta, WA, Australia                            6021
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number, including the area code:     (+61) 8 9240-2836


 (Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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AURORA GOLD CORPORATION
-----------------------

Item 8.01 Other Events

Aurora Gold Corporation (the "Company", "Aurora Gold"), a mineral exploration company focusing on exploration and development in the Tapajos Gold Province, State of Para, Brazil, is pleased to announce the results from its rock chip sampling program on the Sao Joao property in the Tapajos Gold Province, State of Para, Brazil.

Following on the previously reported high-grade rock chip samples, the Company's exploration program has found another significant, highly mineralised quartz vein system. Initial sampling of a set of 2 quartz veins, 20cm to 40cm wide has resulted in high gold grades. These veins are part of a system of numerous smaller veins which have been traced for approximately 700m. The system is considered to be part of a large mineralised stockwork.

Rock chip results from the Sao Joao Property include:

                                     53.02 g/t     Gold
                                     51.02 g/t     Gold
                                     25.23 g/t     Gold
                                     25.07 g/t     Gold
                                     22.52 g/t     Gold
                                     20.36 g/t     Gold
                                     19.98 g/t     Gold
                                     16.6 g/t      Gold
                                     12.14 g/t     Gold
                                     7.11 g/t      Gold
                                     4.91 g/t      Gold

1. The grade and tonnage estimate referred to is not a resource. Aurora Gold Corporation has not undertaken an independent investigation of the estimates.

The Sao Joao property area is located approximately 20km west of the Company's Sao Domingo property and approximately 40 km north of the Santa Izabel property. The prime targets for the Sao Joao property are located on and around the intersection of regional NW and NNW faults within the Parauari Intrusive Suite. The Parauari Intrusive Suite has proven to host the vast majority of known gold deposits elsewhere within the Tapajos Gold Province.

Aurora Gold Corporation is a mineral exploration company focusing on its newly acquired gold exploration properties in the Tapajos Gold Province, State of Para, Brazil, whose stock trades under the symbol "ARXG" on the NASD OTC Bulletin Board in the United States of America, and under the symbols "A4G.FSE" and "A4G.ETR" on the Frankfurt and "A4G.BER" on the Berlin-Bremen Stock Exchanges in Germany.


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
Item 9.01     Financial Statements and Exhibits

(d)       Exhibits:

99.1 Aurora Gold Corporation news release issued August 11, 2006 and disseminated through the facilities of recognized newswire services.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AURORA GOLD CORPORATION


Date: August 11, 2006                          by: /s/ A. Cameron Richardson
      ---------------                              -------------------------
                                                       A. Cameron Richardson
                                                       CFO and Director


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